EXHIBIT 10.16

Execution Copy

CAPACITY PURCHASE AGREEMENT

     This CAPACITY LEASE AGREEMENT (this “Agreement”) is made and entered into this 30th day of June, 2004 (the “Effective Date”), by and between EAST ASIA NETCOM LTD., a company formed and validly existing under the laws of Bermuda (“EAN Network”) and ASIA NETCOM CORPORATION LIMITED, a company formed and validly existing under the laws of Bermuda (“Asia Netcom”). EAN Network and Asia Netcom are sometimes hereinafter referred to as individually a “Party” and collectively the “Parties”.

     WHEREAS, EAN Network and Asia Netcom and their respective Subsidiaries are currently wholly-owned indirect Subsidiaries of CNC BVI; and

     WHEREAS, it is contemplated that an initial public offering will be made of a portion of the capital stock of Asia Netcom’s parent company, China Netcom Corporation (Hong Kong) Limited, resulting in an indirect partial public ownership of Asia Netcom;

     WHEREAS, EAN Network and Asia Netcom and their respective Subsidiaries are each in the business of providing telecommunications services and in connection therewith, each company has constructed and/or leased fiber optic network(s) to provide such services to end-users;

     WHEREAS, EAN Network and its Subsidiaries have constructed a high capacity, long-haul telecommunications network throughout Asia and the Pacific-Rim region;

     WHEREAS, in the furtherance of each Party’s business, Asia Netcom desires to acquire, and EAN Network desires to provide to Asia Netcom, an indefeasible right to use a certain amount of telecommunications capacity on the Network (as defined below) in accordance with the terms and conditions set forth herein.

     NOW THEREFORE, in consideration of the mutual covenants and promises made in this Agreement, the sufficiency of which is acknowledged by the Parties, the Parties hereby agree:

ARTICLE 1

DEFINITIONS AND SCHEDULES

     Section 1.1 Definitions.

          1.1.1 “Acceptance Testing” shall have the meaning ascribed to it in Section 4.3.

          1.1.2 “Capacity” shall mean the specific circuits between the End Points purchased by Asia Netcom (for and on behalf of itself and its Subsidiaries) and delivered by EAN Network (for and on behalf of itself and its Subsidiaries) under this Agreement that are (i) described as Initial Capacity on Part A of Schedule 1 and delivered to Asia Netcom and its Subsidiaries from EAN Network and its Subsidiaries hereunder and (ii) described as Overhang Capacity on Part B of Schedule 1 and activated by Asia Netcom (for and on behalf of itself and its Subsidiaries) for delivery from EAN Network and its Subsidiaries in accordance with Section 4.2, with each individual circuit of each thereof being referred to as a “Segment”. Future orders for Capacity not described on Part A or Part B of Schedule 1 shall be delivered by EAN Network and its Subsidiaries only if a written order covering such future Capacity has been made by Asia Netcom (for and on behalf of itself or any of its Subsidiaries) to EAN Network (for and on behalf of itself or any of its Subsidiaries) on or prior to the third (3rd) anniversary of the Effective Date containing, among other things, an accurate description of such future Capacity, fair market pricing for such future Capacity agreeable to both Parties and any other operation or technical information necessary for EAN Network and its Subsidiaries to activate such future Capacity. Any such order for future Capacity shall not be effective unless and until signed by authorized representatives for both Parties and then such future Capacity shall then be included in the definition of “Capacity” hereunder and shall be delivered by EAN Network and its Subsidiaries in accordance with the terms and conditions of this Agreement.

          1.1.3 “CNC BVI” shall mean China Netcom Holdings (BVI) Limited, the ultimate parent company of both EAN Network and Asia Netcom.

          1.1.4 “Commencement Date” for the Initial Capacity or any Segment of the Overhang Capacity activated hereunder shall be the date upon which EAN Network delivers a Completion Notice to Asia Netcom for the Initial Capacity or such Segment of Overhang Capacity activated hereunder.

          1.1.5 “Completion Notice” shall have the meaning ascribed to it in Section 4.4.

          1.1.6 “Effective Date” shall have the meaning ascribed to it in the introductory paragraph of this Agreement.

          1.1.7 “End Point” shall mean the originating or terminating point for the Capacity and shall be located in a facility or other point of presence that is owned, leased or otherwise used by EAN Network and its Subsidiaries to accommodate fiber optic transmission and/or associated ancillary equipment as set forth in Schedule 3.

          1.1.8 “Excused Outage” shall mean any outage unavailability, delay or other degradation of service related to, associated with or caused by, Planned Maintenance events, third party network service providers which are not otherwise contracted by EAN Network to provide the Capacity, Asia Netcom’s action or inactions, Asia Netcom provided power or equipment or a Force Majeure Event as defined by Article 12.

          1.1.9 “Force Majeure Event” shall have the meaning ascribed to it in Article 12.

          1.1.10 “Governmental Authority” shall mean any federal, state, regional, county, city, municipal, local, territorial, or tribal government, whether foreign or domestic, or any department, agency, bureau or other administrative or regulatory body obtaining authority from any of the foregoing, including without limitation, courts, public utilities and similar governmental authority.

          1.1.11 “Initial Capacity” shall mean 178 STM-1 equivalents of capacity on the Network allocated on a Segment-by-Segment basis as set forth in Part A of Schedule 1 to this Agreement.

          1.1.12 “IRU” shall have the meaning ascribed to it in Section 2.1.

          1.1.13 “IRU Fee” for any portion of the Capacity shall mean the fee for such portion of the Capacity specified in Schedule 2.

          1.1.14 “Interest Rate” shall mean the interest rate then in effect for inter-company balances under the Transfer Pricing Policy.

          1.1.15 “Laws and Regulations” shall mean all applicable laws, codes, ordinances, rules, restrictions, regulations and orders of any federal, state, regional or any local government (including those resulting from the initiative or referendum process) and judicial or administrative orders and decrees which are in effect as of the Effective Date or any time thereafter during the Term.

          1.1.16 “Network” shall mean the East Asia Crossing Submarine Cable System, including the various terrestrial backhaul systems, as more generally described on Schedule 3 of this Agreement.

          1.1.17 “Notification Date ” shall have the meaning ascribed to it in Section 4.2.

          1.1.18 “O&M Fee” shall mean the operations and maintenance fee specified in Schedule 2, subject to adjustment as set forth in this Agreement.

          1.1.19 “Overhang Capacity” shall mean a maximum of 67 STM-1 equivalents of capacity on the Network allocated on a Segment-by-Segment basis or customer-by-customer basis, in each case as set forth in Part B of Schedule 1 to this Agreement.

          1.1.20 “Person” shall mean any natural person, corporation, partnership, limited liability company, business trust, joint venture, association, company or Governmental Authority.

          1.1.21 “Planned Maintenance” means any preventative, routine or scheduled maintenance which is performed on the Capacity, the Network, or any other component thereof. EAN Network shall endeavor to provide Asia Netcom with notice of any Planned Maintenance in accordance with Article 7 of this Agreement.

          1.1.22 “Regulatory Approvals” shall mean all local, regional, national state and federal agreements, studies, findings, permits, approvals, certifications, licenses and other authorizations required to be obtained or completed under applicable Laws and Regulations prior to undertaking any particular activity contemplated by this Agreement.

          1.1.23 “Relevant Jurisdiction” shall mean a country or jurisdiction (including the territorial waters) where the Network has an Access Point including but not limited to Japan, the Republic of Korea, Philippines and Taiwan.

          1.1.24 “Required Rights” shall mean all rights, licenses, permits, authorizations, rights-of-way, easements and other agreements which are necessary for EAN Network to obtain in order to permit EAN Network to construct, install and to operate and maintain the Network in accordance with this Agreement and to convey the IRU in the Capacity to Asia Netcom.

          1.1.25 “Segment” shall have the meaning ascribed to it in the definition of “Capacity”.

          1.1.26 “Subsidiary” shall mean, with respect to any Person, any other entity, of which (a) at least a majority of the securities or other interests having by their terms ordinary voting power to elect a majority of the board of directors or others performing similar functions with respect to such entity is directly or indirectly owned or controlled by such Person or by any one or more of its Subsidiaries, or by such Person and any one or more of its Subsidiaries or (b) such Person or any other Subsidiary of such Person is a general partner (excluding any such partnership where such Person or any Subsidiary of such Person does not have a majority of the voting interest in such partnership).

          1.1.27 “Term” shall have the meaning ascribed to it in Section 13.1.

          1.1.28 “Transfer Pricing Policy” shall mean the transfer pricing policy of CNC BVI respecting the provision of goods, services and intellectual property among its Subsidiaries. This policy may be modified from time to time by CNC BVI, but shall in all cases provide for a fair, arms’ length price for such goods, services and property, and shall at all times comply with both the Organization for Economic Cooperation and Development Guidelines for Multinational Enterprises and Tax Administrations and U.S. Internal Revenue Code rules for transfer pricing.

          1.1.29 “Wet Portion” shall mean the portion (and only that portion) of the Network that is installed undersea between the respective cable landing stations, but excluding such landing stations or their associated facilities.

     Section 1.2 Schedules. The following Schedules are attached hereto and incorporated herein by this reference:

Schedule 1 – Initial and Overhang Capacity
Schedule 2 – Fees
Schedule 3 – Network Diagram

     In the event of any conflict between this Agreement and any of the Schedules referenced above, this Agreement shall prevail in all cases.

     Section 1.3 Interpretation.

          1.3.1 The headings in this Agreement are for convenience only and shall not affect its interpretation.

          1.3.2 In this Agreement, unless the context otherwise requires, the singular shall include the plural and vice versa and reference to a gender shall include the other genders.

          1.3.3 The Schedules to this Agreement form a part of this Agreement and any reference therein to this Agreement is a reference to this Agreement and the said Schedule. In the event of any inconsistency between the text of the Sections of this Agreement and the Schedules hereto, the text of the Sections of this Agreement shall be controlling.

          1.3.4 Any reference herein to an Article, Articles, Section or Sections is a reference to the referenced Article, Articles, Section or Sections of this Agreement unless otherwise specifically provided.

          1.3.5 Any reference to an entity herein includes such entity’s successors in title and permitted assigns.

ARTICLE 2

GRANT OF IRU

     Section 2.1 Grant of IRU. As of the Commencement Date of any Segment of the Capacity activated hereunder, EAN Network (for and on behalf of itself and its Subsidiaries) hereby grants to Asia Netcom and its Subsidiaries, and Asia Netcom (for and on behalf of itself and its Subsidiaries) hereby accepts, an exclusive indefeasible right of use in such Capacity, together with a non-exclusive, undivided right to use the relevant optical fibers and optronic and electrical equipment in the Wet Portion of the Network necessary to transmit such Capacity, all upon and subject to the terms and conditions set forth in this Agreement (collectively the “IRU”).

     Section 2.2 Term of IRU For Each Segment. The IRU for each Segment of Capacity activated hereunder shall begin on the Commencement Date for such Segment and shall end on the earlier of (a) the termination date set forth on Schedule 1 with respect to such Segment or (b) the termination of this Agreement in accordance with its terms.

     Section 2.3 Termination of IRU by Supermajority. Notwithstanding any thing herein to the contrary, the IRUs granted hereunder may terminate prior to the end of the Term in the event EAN Network and the holders of not less than 85% of capacity on the Wet Portion of the Network (the “Supermajority”) jointly elect to retire the Wet Portion of the Network in accordance with this Section. Early retirement of the Network shall occur only upon the unanimous vote of each of EAN Network and the Supermajority.

     Section 2.4 No Rights Upon Expiration of Term of IRU. Upon the termination of the IRU for each particular Segment, all rights to use the Capacity represented by such Segment shall revert to EAN Network without reimbursement of any of the IRU Fee or other sums, costs, fees or payments previously made by Asia Netcom with respect thereto, and from and after such time, Asia Netcom shall have no further rights or obligations hereunder with respect thereto unless such rights or obligations are specifically provided herein to survive the termination of the IRU for such Segment.

ARTICLE 3

FEES

     Section 3.1 IRU Fee. Asia Netcom shall pay (for and on behalf of itself and its Subsidiaries) to EAN Network (for and on behalf of itself and its Subsidiaries) the IRU Fee for the Initial Capacity or any Segment of the Overhang Capacity activated hereunder as compensation for the IRU granted hereunder with respect to such Capacity and the performance by EAN Network and its Subsidiaries of their respective obligations hereunder. The IRU Fee for the Initial Capacity and each Segment of the Overhang Capacity activated hereunder are set forth in Schedule 2 and shall be paid in the manner and at the times set forth in this Article 3 and Schedule 2.

     Section 3.2 O&M Fee. During the Term, Asia Netcom shall pay (for and on behalf of itself and its Subsidiaries) to EAN Network (for and on behalf of itself and its Subsidiaries) the O&M Fee for the Capacity as set forth in Schedule 2. The O&M Fee for the Capacity shall be due and payable by Asia Netcom (for and on behalf of itself and its Subsidiaries) in accordance with Schedule 2. The O&M Fee for the Capacity shall be prorated for the first quarter based on the number of days until the first day of the following quarter and for the last quarter based on the number of days from the first day of such quarter until expiration of the Term.

     Section 3.3 Increase in O&M Fee. The O&M Fee shall be increased on the first day of each calendar year by the increase, if any, in the Consumer Price Index, All Urban Consumers (CPI-U), U.S. City Average, published by the United States Department of Labor, Bureau of Labor Statistics, for the preceding twelve (12) month period. In the event such index shall cease to be computed or published, EAN Network may (for and on behalf of itself and its Subsidiaries), in its reasonable discretion, designate a successor index to be used in determining any increase to the O&M Fee.

     Section 3.4 Responsibility for Taxes. All payments made by Asia Netcom (for and on behalf of itself and its Subsidiaries) under this Article shall be made without any deduction or withholding for or on account of any tax, duty or other charges of whatever nature imposed on Asia Netcom or its Subsidiaries by any taxing or governmental authority (collectively “Taxes”). If Asia Netcom or any of its Subsidiaries is or was required by law to make any deduction or withholding from any payment due hereunder to EAN Network (for and on behalf of itself and its Subsidiaries), then, notwithstanding anything to the contrary contained in this Agreement, the gross amount payable by Asia Netcom (for and on behalf of itself and its Subsidiaries) to EAN Network (for and on behalf of itself and its Subsidiaries) will be increased so that, after any such deduction or withholding for Taxes, the net amount received by EAN Network (for and on behalf of itself and its Subsidiaries) will not be less than EAN Network (for and on behalf of itself and its Subsidiaries) would have received had no such deduction or withholding been required. If any taxing or governmental authority asserts that Asia Netcom or any of its Subsidiaries should have made a deduction or withholding for or on account of any Taxes with respect to all or a portion of any payments made hereunder, or that EAN Network (for and on behalf of itself and its Subsidiaries) should have collected certain Taxes from Asia Netcom (for and on behalf of itself and its Subsidiaries) which EAN Network did not collect, Asia Netcom (for and on behalf of itself and its Subsidiaries) hereby agrees to indemnify EAN Network and its Subsidiaries for such Taxes and hold EAN

Network and its Subsidiaries harmless on an after-tax basis from and against any Taxes, interest or penalties levied or asserted in connection therewith.

     Section 3.5 Payment of Invoices. Asia Netcom (for and on behalf of itself and its Subsidiaries) agrees that all invoices presented by EAN Network (for and on behalf of itself and its Subsidiaries) hereunder shall become due and payable in accordance with the terms of this Agreement. Except as otherwise provided herein or as otherwise agreed upon between the Parties, all payments made by Asia Netcom (for and on behalf of itself and its Subsidiaries) hereunder shall be in U.S. Dollars. Any sums not paid by Asia Netcom (for and on behalf of itself and its Subsidiaries) when due and payable under this Section 3.5 shall bear interest at the Interest Rate from the due date for payment up to but not including the date that such sum is paid. EAN Network’s invoices shall include, and Asia Netcom (for and on behalf of itself and its Subsidiaries) agrees to pay, all applicable taxes required to be collected by EAN Network (for and on behalf of itself and its respective Subsidiaries). The form of EAN Network’s invoices shall comply with all applicable Laws and Regulations.

ARTICLE 4

PURCHASE OF CAPACITY

     Section 4.1 Initial Capacity. On and from the Commencement Date for the Initial Capacity, Asia Netcom agrees (for and on behalf of itself and its Subsidiaries) to purchase from EAN Network and its Subsidiaries, and EAN Network agrees (for and on behalf of itself and its Subsidiaries) to deliver to Asia Netcom and its Subsidiaries, each Segment of the Initial Capacity in the amount set forth in Part A of Schedule 1 in accordance with the terms and conditions of this Agreement. Notwithstanding anything herein to the contrary, the Commencement Date for the Initial Capacity hereunder shall be the Effective Date of this Agreement.

     Section 4.2 Overhang Capacity. From time to time, upon written notification to EAN Network (the date of such notification being a “Notification Date”), Asia Netcom may order (for and on behalf of itself and its Subsidiaries) activation of any Segment of Overhang Capacity set forth on Part B of Schedule 1 from EAN Network and its Subsidiaries. Such written notice from Asia Netcom to EAN Network shall identify the Segment of Overhang Capacity to be activated and provide any operational or technical information necessary for EAN Network and its Subsidiaries to proceed with such activation. On and from the Commencement Date for any such Segment of Overhang Capacity, Asia Netcom agrees (for and on behalf of itself and its Subsidiaries) to purchase from EAN Network and its Subsidiaries, and EAN Network agrees (for and on behalf of itself and its Subsidiaries) to deliver to Asia Netcom and its Subsidiaries, such Segment of Overhang Capacity in accordance with the terms and conditions of this Agreement. The Parties shall cooperate to ensure that Overhang Capacity activated hereunder is activated by the dates reasonably requested by Asia Netcom.

     Section 4.3 Acceptance Testing. Prior to the Commencement Date with respect to the Initial Capacity or any Segment of the Overhang Capacity activated hereunder, EAN Network and its Subsidiaries shall be entitled to test such Initial Capacity or Segment of the Overhang Capacity activated hereunder in accordance with the standard procedures of EAN Network and its Subsidiaries and generally accepted industry practices (“Acceptance Testing”). EAN Network (for and on behalf of itself or its respective Subsidiary) shall provide Asia Netcom (for and on behalf of itself or its respective Subsidiary) with prior notice of the date and time of Acceptance Testing and Asia Netcom or its respective Subsidiary shall have the right, but not the obligation, at its own cost and expense, to be present to observe the Acceptance Testing.

     Section 4.4 Completion Notice. Upon successful completion of the Acceptance Testing with respect to the Initial Capacity or any Segment of the Overhang Capacity activated hereunder, EAN Network (for and on behalf of itself and its Subsidiaries) shall provide written notice of the same to Asia Netcom (for and on behalf of itself and its Subsidiaries) (a “Completion Notice”), which Completion Notice shall set forth, among other things, the date upon which EAN Network and its Subsidiaries will commence delivery of the Initial Capacity or such Segment of the Overhang Capacity activated hereunder to Asia Netcom and its Subsidiaries. Notwithstanding the foregoing, Asia Netcom and its Subsidiaries shall not be entitled to use the Capacity until after payment in full of the IRU Fee that has become due and payable by Asia Netcom (for and on behalf of itself and its Subsidiaries).

     Section 4.5 Portability. Following activation of any Segment of the Capacity, Asia Netcom (for and on behalf of itself and its Subsidiaries), shall have the option to elect, subject to availability, to exchange such Segment of Capacity for an alternative Segment or Segments of Capacity of equal or greater value anywhere on the Network. Any Segment of the Capacity that is exchanged pursuant to this Section 4.5 will be valued for the purpose of such exchange at fair market value at the date of the exchange.

ARTICLE 5

INTERCONNECTION

     Subject to payment of mutually agreed fees and charges related thereto and to the extent practicable, EAN Network and its Subsidiaries shall permit Asia Netcom and its Subsidiaries to interconnect their respective communications systems with the Capacity at the End Points. The Capacity shall terminate at an optical termination panel within a designated portion of each End Point facility, and Asia Netcom and its Subsidiaries shall be permitted to cross-connect the Capacity with and into either (i) any local carrier (including EAN Network and its Subsidiaries) selected by Asia Netcom or any of its Subsidiaries or (ii) the optronic or electronic equipment of Asia Netcom or any of its Subsidiaries located at the End Points but only if Asia Netcom has previously entered into EAN Network’s standard Collocation Space License Agreement for the location of any such equipment. EAN Network (for and on behalf of itself and its Subsidiaries) makes no representation or warranty respecting the availability or performance of services or networks supplied by Asia Netcom, its Subsidiaries or third parties.

ARTICLE 6

OPERATIONS

     Section 6.1 Configuration. Asia Netcom or any of its respective Subsidiaries may (at its sole cost and expense) determine any network and service configuration or designs, routing configurations, re-grooming, rearrangement or consolidation of channels or circuits and all related functions with regard to use of the

Capacity; provided, such control and responsibility by Asia Netcom or any of its respective Subsidiaries shall not adversely affect the use by any other Person of the Network and/or any electronic or optronic equipment used by such Person in connection therewith. Notwithstanding the foregoing, EAN Network and its Subsidiaries shall have full and complete control, authority and responsibility for determining any network and system configuration or designs or changes therein, network and system upgrades, routing configuration or rearrangement and all related functions with regard to the provision of Capacity.

     Section 6.2 Equipment. Asia Netcom (for and on behalf of itself and its Subsidiaries) acknowledges and agrees that EAN Network and its Subsidiaries are not supplying nor are EAN Network and its Subsidiaries obligated to supply to Asia Netcom and its Subsidiaries any optronic or electronic equipment or related facilities for use of the Capacity, all of which are the sole responsibility of Asia Netcom and its Subsidiaries, nor is EAN Network or any of its Subsidiaries responsible for performing any work other than as specified in this Agreement.

ARTICLE 7

MAINTENANCE AND REPAIR

     Should any condition exist in the Capacity that may impair the integrity of such Capacity, EAN Network and its Subsidiaries shall take reasonable actions to initiate or cause to be initiated maintenance on such Capacity in accordance with the then current operations and maintenance procedures in effect for such Capacity, which may include the deactivation of the Capacity. EAN Network and its Subsidiaries shall, to the extent reasonably practicable, advise Asia Netcom (for and on behalf of itself and its Subsidiaries) in writing at least seven (7) days prior to the initiation of any Planned Maintenance which will or is likely to interfere with the operation of the Capacity, and of the timing and scope of such Planned Maintenance.

ARTICLE 8

USE OF CAPACITY

     Section 8.1 Authorizations. Asia Netcom (for and on behalf of itself or its respective Subsidiary) represents and warrants to EAN Network (for and on behalf of itself or its respective Subsidiary) that Asia Netcom and its Subsidiaries have the Required Rights to utilize the Capacity and that Asia Netcom and its Subsidiaries will use the Capacity in compliance with all Laws and Regulations.

     Section 8.2 Use of Capacity. Subject to the provisions of this Agreement, Asia Netcom and its Subsidiaries may use the Capacity for any lawful purpose. Asia Netcom (for and on behalf of itself and its Subsidiaries) acknowledges and agrees that the rights of Asia Netcom and its Subsidiaries are limited to the use of the Capacity only, and that Asia Netcom and its Subsidiaries shall keep the Network free from any liens, rights or claims of any third party attributable to Asia Netcom or any of its Subsidiaries.

     Section 8.3 Interference. Asia Netcom and its Subsidiaries shall not use the Capacity in a way that interferes with or otherwise adversely affects the use of the Network or capacity therein by any other Person. Asia Netcom and its Subsidiaries shall bear the costs of any additional protective apparatus reasonably required to be installed because of permitted transferees of Asia Netcom or any of its Subsidiaries, or any customer or customers of Asia Netcom or any of its Subsidiaries. EAN Network and its Subsidiaries will use reasonable efforts to cause all other lessees or purchasers of capacity in the Network to undertake obligations comparable to those of Asia Netcom and its Subsidiaries set forth in this Section 8.3 and Asia Netcom and its Subsidiaries shall cause all permitted users of any of the Capacity to undertake comparable obligations.

ARTICLE 9

REGULATORY COMPLIANCE

     Section 9.1 Regulatory Approvals. Prior to delivering any Capacity hereunder, EAN Network and its Subsidiaries, at their sole expense, shall obtain all Regulatory Approvals necessary to provide the Capacity. EAN Network and its Subsidiaries shall maintain such Regulatory Approvals in full force and effect throughout the Term and any extensions thereof. In addition, EAN Network and its Subsidiaries shall obtain and maintain in full force and effect throughout the Term all Regulatory Approvals necessary for the proper maintenance and operation of its Network.

     Section 9.2 Delivery of Capacity. The Parties (for and on behalf of themselves and their respective Subsidiaries) acknowledge and agree that the obligations to be performed hereunder by EAN Network and its Subsidiaries with respect to the services and property located in a Relevant Jurisdiction shall be performed or provided to Asia Netcom or its Subsidiaries by the respective entity among EAN Network and its respective Subsidiaries that is incorporated or formed in that Relevant Jurisdiction or which possesses the proper regulatory authorization to deliver Capacity in that Relevant Jurisdiction.

ARTICLE 10

REPRESENTATIONS AND WARRANTIES; COVENANTS

     Section 10.1 Each Party (for and on behalf of itself and its respective Subsidiaries) represents and warrants that: (i) such Party and each of its respective Subsidiaries has the full right and authority to enter into, execute, deliver and perform its obligations under this Agreement; (ii) such Party and each of its respective Subsidiaries has taken all requisite corporate action to approve the execution, delivery and performance of this Agreement; (iii) this Agreement constitutes a legal, valid and binding obligation enforceable against such Party (for and on behalf of itself and its Subsidiaries) in accordance with its terms, subject to bankruptcy, insolvency, creditors’ rights and general equitable principles; and (iv) the execution of and performance under this Agreement by such Party (for and on behalf of itself and its Subsidiaries) shall not violate any applicable existing Laws and Regulations.

     Section 10.2 Each Party covenants and agrees that its shall procure the performance of each of its respective Subsidiaries in accordance with the terms of this Agreement.

ARTICLE 11

LIMITATION OF LIABILITY

     Notwithstanding any provision of this Agreement to the contrary, neither Party shall be liable to the other Party hereunder for any special, incidental, indirect, punitive or consequential damages, or damages for lost profits, lost income or lost revenue, whether foreseeable or not, arising out of, or in connection with the failure of such Party or its respective Subsidiaries to perform its respective obligations hereunder (whether arising out of transmission interruptions or problems, any interruption or degradation of service or otherwise), whether occasioned by any construction, reconstruction, relocation, repair or maintenance performed by, or failed to be performed by, the other Party or its respective Subsidiaries or any other cause whatsoever, including breach of contract, breach of warranty, negligence, or strict liability, all claims for which damages are hereby specifically waived. Nothing contained herein shall operate as a limitation on the right of either Party hereto or its respective Subsidiaries to bring an action for damages against any third Party, including claims for indirect, special or consequential damages, based on any acts or omissions of such third Party.

ARTICLE 12

FORCE MAJEURE

     Except with respect to a Party’s obligations to pay monies due hereunder, neither Party shall be in default under this Agreement if and to the extent that any failure or delay in the performance by such Party or any of its respective Subsidiaries of one or more of its obligations hereunder is caused by any of the following conditions, and the performance by such Party or any of its respective Subsidiaries of such obligation or obligations shall be excused and extended for and during the period of any such delay: act of God; fire; flood; fiber, cable, conduit or other material failures, shortages or unavailability or other delay in delivery not resulting from the failure of the responsible Party or any of its respective Subsidiaries to timely place orders therefore; lack of or delay in transportation; Laws and Regulations; war or civil disorder; or any other cause beyond the reasonable control of such Party or its respective Subsidiaries (each a “Force Majeure Event”). The Party claiming relief under this Article (for and on behalf of itself or any of its respective Subsidiaries) shall notify the other Party in writing of the existence of the event relied on and the cessation or termination of said event.

ARTICLE 13

TERM AND TERMINATION

     Section 13.1 Term. This Agreement shall be effective upon the Effective Date and shall continue in full force and effect until the date which is the earlier of (i) the contract term for any Segment of the Capacity activated hereunder or (ii) the date of termination of this Agreement in accordance with its terms (the “Term”).

     Section 13.2 Defaults; Limitations of Liability.

          13.2.1 An “Event of Default” exists under this Agreement upon the following events:

          (a) a Party fails to comply with or perform any material term, provision, covenant, agreement, or obligation contained in this Agreement including, without limitation, payment of applicable charges and fees hereunder, and such failure is not cured or corrected within ten (10) business days, in the case of non-payment, and within thirty (30) days, in all other cases, from the date the non-defaulting party gives written notice of such default, or, with respect to defaults other than payment defaults, if such default is not capable of being cured within such thirty (30)-day period despite the exercise of diligent, commercially reasonable efforts, within such longer period necessary to effect a cure;

          (b) a Party makes a general assignment for the benefit of its creditors, initiates a voluntary petition in bankruptcy or any petition or answer seeking, consenting to or acquiescing in reorganization, arrangement, adjustment, composition, liquidation, dissolution or similar relief; or

          (c) an involuntary petition in bankruptcy, other insolvency protection against a Party is filed and not dismissed within one hundred twenty (120) days.

          13.2.2 Upon the occurrence of an Event of Default either Party may terminate all or a portion of this Agreement following the delivery of written notice to the other Party specifying the scope of termination, which termination shall be effective on the date such notice is delivered or such other later date as specified in the notice or, subject to Article 11, pursue any of its other available legal and equitable remedies relating to such Event of Default, including an action for damages, specific performance and/or injunctive relief.

ARTICLE 14

ASSIGNMENT

     Section 14.1 Neither Party may assign, encumber or otherwise transfer this Agreement without the prior written consent of the other Party, provided that, however, Asia Netcom shall have the right, without EAN Network’s consent, but with prior written notice to EAN Network, to assign, delegate or otherwise transfer this Agreement and any right or obligations arising hereunder to an Subsidiary, provided that such Subsidiary shall agree in writing to be subject to all of the provisions of this Agreement.

     Section 14.2 This Agreement and each of the Parties’ respective rights and obligations under this Agreement, shall be binding upon and shall inure to the benefit of the Parties hereto and each of their respective permitted successors and assigns.

ARTICLE 15

CONFIDENTIALITY

     Section 15.1 The Parties agree (for and on behalf of themselves and their respective Subsidiaries) that if either Party or its respective Subsidiaries provides confidential or proprietary information to the other Party or its respective Subsidiaries (“Proprietary Information”), such Proprietary Information shall be held in confidence, and the receiving Party or its respective Subsidiary shall afford such Proprietary

Information the same care and protection as it affords generally to its own confidential and proprietary information (which in any case shall be not less than reasonable care) in order to avoid disclosure to or unauthorized use by any third Party. The Parties acknowledge and agree (for and on behalf of themselves and their respective Subsidiaries) that all information disclosed by either Party or its respective Subsidiaries to the other Party or its respective Subsidiaries in connection with or pursuant to this Agreement shall be deemed to be Proprietary Information, provided that verbal information is indicated as being confidential or proprietary when given. All Proprietary Information, unless otherwise specified in writing, shall remain the property of the disclosing Party or its respective Subsidiary, shall be used by the receiving Party or its respective Subsidiaries only for the intended purpose, and such written Proprietary Information, including all copies thereof, shall be returned to the disclosing Party or its respective Subsidiary or destroyed after the need of the receiving Party or its respective Subsidiaries for such information has expired or upon the request of the disclosing Party or its respective Subsidiary. Proprietary Information shall not be reproduced except to the extent necessary to accomplish the purpose and intent of this Agreement, or as otherwise may be permitted in writing by the disclosing Party or its respective Subsidiary.

     Section 15.2 The foregoing provisions of Section 15.1 shall not apply to any Proprietary Information which (i) becomes publicly available other than through the disclosing Party; (ii) is required to be disclosed by a Law or Regulation; (iii) is independently developed by the receiving Party; or (iv) becomes available to the receiving Party without restriction from a third Party.

     Section 15.3 Notwithstanding Sections 15.1 and 15.2 either Party and its respective Subsidiaries may disclose Proprietary Information to its employees, agents, lenders, funding partners and legal and financial advisors to the extent necessary or appropriate in connection with the negotiation and/or performance of this Agreement or in obtaining financing, provided that each such Party is notified of the confidential and proprietary nature of such Proprietary Information and is subject to or agrees to be bound by similar restrictions on its use and disclosure.

     Section 15.4 Neither Party shall issue any public announcement or press release relating to the execution of this Agreement without the prior approval of the other Party, which approval shall not be unreasonably withheld.

     Section 15.5 In the event either Party or its respective Subsidiaries shall be required to disclose all or any part of this Agreement in, or attach all or any part of this Agreement to, any regulatory filing or statement, each Party agrees to discuss and work cooperatively, in good faith, with the other Party, to protect, to the extent possible, those items or matters which the other Party or its respective Subsidiary deems confidential and which may, in accordance with applicable laws, be deleted there from.

     Section 15.6 The provisions of this Article 15 shall survive expiration or termination of this Agreement.

ARTICLE 16

DISPUTE RESOLUTION

     If the Parties are unable to resolve any service or performance issues or if there is a material breach of this Agreement that has not been corrected within thirty (30) days of receipt of notice of such breach, the Chairman of the Board of Directors of EAN Network and the CFO of Asia Netcom, will meet promptly to review and resolve those issues in good faith.

ARTICLE 17

CHOICE OF LAW AND FORUM

     This Agreement shall be governed and construed under and pursuant to the laws of Hong Kong Special Administrative Region. Any dispute arising under the terms hereof shall be heard only before courts of competent jurisdiction in Hong Kong S.A.R.

ARTICLE 18

NOTICES

     All notices or other communications which are required or permitted herein shall be in writing and sufficient if delivered personally, sent by prepaid overnight air courier, or sent by registered or certified mail, postage prepaid, return receipt requested, or by facsimile with follow up next day commercial hand delivery, addressed as follows:

IF TO ASIA NETCOM:

Asia Netcom Corporation Limited
46/F Cheung Kong Centre
2 Queen’s Road, Central
Hong Kong SAR
Attn: General Counsel
Facsimile +852-2121-2819

IF TO EAN NETWORK:

East Asia Netcom Ltd.
c/o 46/F Cheung Kong Centre
2 Queen’s Road, Central
Hong Kong SAR
Attn: General Counsel
Facsimile +852-2121-2819

or at such other address as the Party to whom notice is to be given may have furnished to the other Party in writing in accordance herewith. Any such communication shall be deemed to have been given when delivered if delivered personally, on the business day after dispatch if sent by overnight air courier, or on the third business day after posting if sent by pre-paid, first class mail.

ARTICLE 19

MISCELLANEOUS

     Section 19.1 Entire Agreement; Amendment. This Agreement constitutes the entire and final agreement and understanding between the Parties with respect to the subject matter hereof and supersedes all prior agreements relating to the subject matter hereof, which are of no further force or effect. The Schedules referred to herein are integral parts hereof and are hereby made a part of this Agreement. This Agreement may only be modified or supplemented by an instrument in writing executed by a duly authorized representative of each Party.

     Section 19.2 Agency. The relationship between Asia Netcom and EAN Network and their respective Subsidiaries shall not be that of partners, agents, or joint venture partners, and nothing contained in this Agreement shall be deemed to constitute a partnership or agency agreement between any of them for any purposes, including but not limited to tax purposes.

     Section 19.3 Severability. If any provision of this Agreement shall be declared invalid or unenforceable under applicable law, said provision shall be ineffective only to the extent of such declaration and shall not affect the remaining provisions of this Agreement. In the event that a material and fundamental provision of this Agreement is declared invalid or unenforceable under applicable law, the Parties shall negotiate in good faith respecting an amendment hereto which would preserve, to the fullest extent possible, the respective benefits and burdens imposed on each Party under this Agreement as originally executed.

     Section 19.4 Joint Work Product. The Parties acknowledge that this Agreement is the joint work product of the Parties. Accordingly, in the event of ambiguities in this Agreement, no inferences shall be drawn against either Party on the basis of authorship of this Agreement.

     Section 19.5 Waivers. The failure of either Party to insist on strict performance of any provision of this Agreement shall not be construed as a waiver of such provision in any other instance.

     Section 19.6 Exclusivity. This Agreement shall not be exclusive as to either Party and nothing herein shall prevent Asia Netcom or EAN Network (or any of their respective Subsidiaries) from contracting with other parties to provide or receive services to or on behalf of Asia Netcom or EAN Network (or any of their respective Subsidiaries).

     Section 19.7 Counterparts. This Agreement may be executed in one or more counterparts, all of which taken together shall constitute one and the same instrument.

[Signature Page Follows]

     IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first written above.

EAST ASIA NETCOM LTD.	ASIA NETCOM CORPORATION LIMITED

By:	By:
Name:	Name:
Title:	Title:

Signature Page to Capacity Purchase Agreement

SCHEDULE 1

Part A
Initial Capacity

Asia Netcom

Customer IRU List as at June 20, 2004 (per Service Delivery Team)

			STM-1 EQUIVALENT TO
ITEM_NO	CIRCUIT ID	BANDWIDTH	BE PURCHASED	LOCATION A
AXLAC0837/01	SINGSI/STH-TOKYJP/STH-VC4-1000	STM-1	1.00	SINGAPORE
AXLAC0838/01	SINGSI/STH-TOKYJP/STH-VC4-1001	STM-1	1.00	SINGAPORE
AX0401142/01	SINGSI/STH-SNJSCA/STH-VC4-1000	STM-1	1.00	SINGAPORE
AXLAC0819/01	SINGSI/STH-TOKYJP/STH-VC4-1002	STM-1	1.00	SINGAPORE
AXLAC0820/01	SINGSI/STH-SNJSCA/STH-VC4-1001	STM-1	1.00	SINGAPORE
AXLAC0015/01	SINGSI/STH-STTLWA/STH-VC4-1000	STM-1	1.00	SEATTLE
AXLAC0806/01	HONGKONG/STH-SHIMA/STH --VC4SU001	STM-1	1.00	HONGKONG
AXLAC0817/01	SINGSI/STH-TOKYJP/STH-VC4-1003	STM-1	1.00	SINGAPORE
AX0304074/01	SEOLKO/DCC-SINGSI/DCC --VC4SU001	STM-1	1.00	SEOUL
AX0304043/03	SEOLKO/DCC-USCALA/DCC --VC4SU003	STM-1	1.00	SEOUL
AX0304043/01	SEOLKO/DCC-USCALA/DCC --VC4SU001	STM-1	1.00	SEOUL
AX0304043/02	SEOLKO/DCC-USCALA/DCC --VC4SU002	STM-1	1.00	SEOUL
AX0301096/01	SEOLKO/DCC-LSANCA/DCC-VC4-1000	STM-1	1.00	SEOUL
AX0301096/02	SEOLKO/DCC-SNVACA/DCC-VC4-1002	STM-1	1.00	SEOUL
AX0301096/03	SEOLKO/DCC-SNVACA/DCC-VC4-1003	STM-1	1.00	SEOUL
AXLAC0814/01	MKTIPH/AGC-LSANCA/AGC-VC4-1000	STM-1	1.00	MAKATICITY
AX0304055/01	MAKATI/DDP-LOSANGELES/DDP--VC4SU002	STM-1	1.00	MAKATICITY
AX0309162/01	MNLAP-PTVLP-DDP-IRU-VC4-0042	STM-1	1.00	MANILA
AX0404166/01	MKTCP-TKYOP-DDP-IRU-VC4-0048	STM-1	1.00	MAKATICITY
AX0312213/01	MNLAP-LSAGP-HGC-IRU-VC4-0015	STM-1	1.00	MANILA
AX0401048/01	MNLAP-TKYOP-HGC-IRU-VC4-0016	STM-1	1.00	MANILA
AX0401049/01	MNLAP-HKNGP-HGC-IRU-VC4-0017	STM-1	1.00	MANILA
AXLAC0914/01	HONGKONG/HGC-TAIPEI/HGC -VC4SU001	STM-1	1.00	HONGKONG
AXLAC0915/01	TAIPEI/HGC-TOKYO/HGC -- VC4SU001	STM-1	1.00	TAIPEI
AX0312089/01	HKNGP-TKYOP-HGC-IRU-VC4-0014	STM-1	1.00	HONGKONG
AXLAC0911/01	HONGKONG/HGC-LOSANGELES/HGC --VC4SU003	STM-1	1.00	HONGKONG

[Additional columns below]

[Continued from above table, first column(s) repeated]

			CONTRACT TERM
ITEM_NO	CIRCUIT ID	LOCATION Z	(NO. OF MONTHS)
AXLAC0837/01	SINGSI/STH-TOKYJP/STH-VC4-1000	TOKYO	180
AXLAC0838/01	SINGSI/STH-TOKYJP/STH-VC4-1001	TOKYO	180
AX0401142/01	SINGSI/STH-SNJSCA/STH-VC4-1000	LOSANGELES	180
AXLAC0819/01	SINGSI/STH-TOKYJP/STH-VC4-1002	TOKYO	180
AXLAC0820/01	SINGSI/STH-SNJSCA/STH-VC4-1001	SANJOSE	180
AXLAC0015/01	SINGSI/STH-STTLWA/STH-VC4-1000	SINGAPORE	180
AXLAC0806/01	HONGKONG/STH-SHIMA/STH --VC4SU001	SHIMA	180
AXLAC0817/01	SINGSI/STH-TOKYJP/STH-VC4-1003	TOKYO	180
AX0304074/01	SEOLKO/DCC-SINGSI/DCC --VC4SU001	SINGAPORE	180
AX0304043/03	SEOLKO/DCC-USCALA/DCC --VC4SU003	LOSANGELES	180
AX0304043/01	SEOLKO/DCC-USCALA/DCC --VC4SU001	LOSANGELES	180
AX0304043/02	SEOLKO/DCC-USCALA/DCC --VC4SU002	LOSANGELES	180
AX0301096/01	SEOLKO/DCC-LSANCA/DCC-VC4-1000	LOSANGELES	180
AX0301096/02	SEOLKO/DCC-SNVACA/DCC-VC4-1002	SUNNYVALE	60
AX0301096/03	SEOLKO/DCC-SNVACA/DCC-VC4-1003	SUNNYVALE	60
AXLAC0814/01	MKTIPH/AGC-LSANCA/AGC-VC4-1000	LOSANGELES	180
AX0304055/01	MAKATI/DDP-LOSANGELES/DDP--VC4SU002	LOSANGELES	180
AX0309162/01	MNLAP-PTVLP-DDP-IRU-VC4-0042	PORTVILA	180
AX0404166/01	MKTCP-TKYOP-DDP-IRU-VC4-0048	TOKYO	180
AX0312213/01	MNLAP-LSAGP-HGC-IRU-VC4-0015	LOSANGELES	180
AX0401048/01	MNLAP-TKYOP-HGC-IRU-VC4-0016	TOKYO	180
AX0401049/01	MNLAP-HKNGP-HGC-IRU-VC4-0017	HONGKONG	180
AXLAC0914/01	HONGKONG/HGC-TAIPEI/HGC -VC4SU001	TAIPEI	180
AXLAC0915/01	TAIPEI/HGC-TOKYO/HGC -- VC4SU001	TOKYO	180
AX0312089/01	HKNGP-TKYOP-HGC-IRU-VC4-0014	TOKYO	180
AXLAC0911/01	HONGKONG/HGC-LOSANGELES/HGC --VC4SU003	LOSANGELES	180

Schedule 1

			STM-1 EQUIVALENT TO
ITEM_NO	CIRCUIT ID	BANDWIDTH	BE PURCHASED	LOCATION A
AXLAC0912/01	HONGKONG/HGC-SUNNYVALE/HGC --VC4SU001	STM-1	1.00	HONGKONG
AXLAC0913/01	HONGKONG/HGC-SUNNYVALE/HGC --VC4SU002	STM-1	1.00	HONGKONG
AXLAC0908/01	HONGKONG/HGC-LOSANGELES/HGC VC4S001	STM-1	1.00	HONGKONG
AXLAC0909/01	HONGKONG/HGC-TOKYO/HGC--VC4SU001	STM-1	1.00	HONGKONG
AXLAC0910/01	HONGKONG/HGC-LOSANGELES/HGC VC4S002	STM-1	1.00	HONGKONG
AX0210123/02	HNKNHK/HGC-SINGSI/HGC-VC4-1001	STM-1	1.00	HONGKONG
AXLAC0003/01	HONGKONG/HGC-TAIPEI/HGC --VC4SU002	STM-1	1.00	HONGKONG
AX0211096/01	HNKNHK/HGC-LSANCA/HGC-VC4-1004	STM-1	1.00	HONGKONG
AX0211096/02	HNKNHK/HGC-LSANCA/HGC-VC4-1005	STM-1	1.00	HONGKONG
AX0212111/01	MKTIPH/HGC-LSANCA/HGC-VC4-1000	STM-1	1.00	MANILA
AX0306039/01	Tokyo/ATT-HongKong/ATT-VC5SU002	STM-4	4.00	TOKYO
AX0401124/01	TOKYJP/DIH-HNKNHK/DIH-VC4-1000	STM-1	1.00	TOKYO
AXLAC0825/01	SEOUL/THR-SUNNYVALE/THR --VC4SU002	STM-1	1.00	SEOUL
AXLAC0839/01	SEOUL/THR-SUNNYVALE/THR --VC4SU001	STM-1	1.00	SEOUL
AX0210133/01	SEOLKO/DCC-SNVACA/DCC-VC4-1001	STM-1	1.00	SEOUL
AX0210134/01	SEOLKO/DCC-SNVACA/DCC-VC4-1000	STM-1	1.00	SEOUL
AXLAC0824/01	SEOUL/THR-SUNNYVALE/THR --VC4SU003	STM-1	1.00	SEOUL
AX0210131/01	SEOLKO/DAO-SNVACA/DAO-VC5-1000	STM-4	4.00	SEOUL
AXLAC0823/01	SEOLKO/HNR-LSANCA/HNR-VC4-1000	STM-1	1.00	SEOUL
AXLAC0822/01	SEOLKO/HNR-LSANCA/HNR-VC4-1001	STM-1	1.00	SEOUL
AX0403025/01	HKNGP-MNLAP-HGC-IRU-VC4-0029	STM-1	1.00	HONGKONG
AXLAC0848/01	HongKong/HGC-London/HGC -VC4SU001	STM-1	1.00	HONGKONG
AXLAC0855/01	HONGKONG/HGC-SINGAPORE/HGC VC4SU001	STM-1	1.00	HONGKONG
AX0401120/01	HKNGP-SGPEP-HGC-IRU-VC4-0018	STM-1	1.00	HONGKONG
AXLAC0843/01	HNKNHK/HGC-LSANCA/HGC-VC4-1001	STM-1	1.00	HONGKONG
AXLAC0844/01	HNKNHK/HGC-LSANCA/HGC-VC4-1000	STM-1	1.00	HONGKONG
AXLAC0847/01	HONGKONG/HGC-SEOUL/HGC --VC4SU001	STM-1	1.00	HONGKONG
AXLAC0815/01	HNKNHK/HGC-SINGSI/HGC-VC4-1000	STM-1	1.00	HONGKONG
AXLAC0816/01	HNKNHK/HGC-MKTIPH/HGC-VC4-1000	STM-1	1.00	HONGKONG
AX0301095/01	HNKNHK/HGC-TAIPTW/HGC-VC4-1000	STM-1	1.00	HONGKONG
AXLAC0843/01	HNKNHK/HGC-LSANCA/HGC-VC4-1001	STM-1	1.00	HONGKONG
AXLAC0811/01	HONGKONG/HGC-TAIPEI/HGC --VC4SU003	STM-1	1.00	HONGKONG
AX0210199/02	HNKNHK/HGC-LSANCA/HGC -VC4-1002	STM-1	1.00	HONGKONG
AX0211059/01	HNKNHK/HGC-LSANCA/HGC-VC4-1003	STM-1	1.00	HONGKONG
AX0212076/01	HNKNHK/HGC-MKTIPH/HGC-VC4-1000	STM-1	1.00	HONGKONG

[Additional columns below]

[Continued from above table, first column(s) repeated]

			CONTRACT TERM
ITEM_NO	CIRCUIT ID	LOCATION Z	(NO. OF MONTHS)
AXLAC0912/01	HONGKONG/HGC-SUNNYVALE/HGC --VC4SU001	SUNNYVALE	180
AXLAC0913/01	HONGKONG/HGC-SUNNYVALE/HGC --VC4SU002	SUNNYVALE	180
AXLAC0908/01	HONGKONG/HGC-LOSANGELES/HGC VC4S001	LOSANGELES	180
AXLAC0909/01	HONGKONG/HGC-TOKYO/HGC--VC4SU001	TOKYO	180
AXLAC0910/01	HONGKONG/HGC-LOSANGELES/HGC VC4S002	LOSANGELES	180
AX0210123/02	HNKNHK/HGC-SINGSI/HGC-VC4-1001	SINGAPORE	180
AXLAC0003/01	HONGKONG/HGC-TAIPEI/HGC --VC4SU002	TAIPEI	180
AX0211096/01	HNKNHK/HGC-LSANCA/HGC-VC4-1004	LOSANGELES	180
AX0211096/02	HNKNHK/HGC-LSANCA/HGC-VC4-1005	LOSANGELES	180
AX0212111/01	MKTIPH/HGC-LSANCA/HGC-VC4-1000	LOSANGELES	180
AX0306039/01	Tokyo/ATT-HongKong/ATT-VC5SU002	HONGKONG	180
AX0401124/01	TOKYJP/DIH-HNKNHK/DIH-VC4-1000	HONGKONG	180
AXLAC0825/01	SEOUL/THR-SUNNYVALE/THR --VC4SU002	SUNNYVALE	180
AXLAC0839/01	SEOUL/THR-SUNNYVALE/THR --VC4SU001	SUNNYVALE	180
AX0210133/01	SEOLKO/DCC-SNVACA/DCC-VC4-1001	SUNNYVALE	180
AX0210134/01	SEOLKO/DCC-SNVACA/DCC-VC4-1000	SUNNYVALE	180
AXLAC0824/01	SEOUL/THR-SUNNYVALE/THR --VC4SU003	SUNNYVALE	180
AX0210131/01	SEOLKO/DAO-SNVACA/DAO-VC5-1000	SUNNYVALE	180
AXLAC0823/01	SEOLKO/HNR-LSANCA/HNR-VC4-1000	LOSANGELES	180
AXLAC0822/01	SEOLKO/HNR-LSANCA/HNR-VC4-1001	LOSANGELES	180
AX0403025/01	HKNGP-MNLAP-HGC-IRU-VC4-0029	MANILA	180
AXLAC0848/01	HongKong/HGC-London/HGC -VC4SU001	LONDON	180
AXLAC0855/01	HONGKONG/HGC-SINGAPORE/HGC VC4SU001	SINGAPORE	180
AX0401120/01	HKNGP-SGPEP-HGC-IRU-VC4-0018	SINGAPORE	180
AXLAC0843/01	HNKNHK/HGC-LSANCA/HGC-VC4-1001	LOSANGELES	180
AXLAC0844/01	HNKNHK/HGC-LSANCA/HGC-VC4-1000	LOSANGELES	180
AXLAC0847/01	HONGKONG/HGC-SEOUL/HGC --VC4SU001	SEOUL	180
AXLAC0815/01	HNKNHK/HGC-SINGSI/HGC-VC4-1000	SINGAPORE	180
AXLAC0816/01	HNKNHK/HGC-MKTIPH/HGC-VC4-1000	MANILA	180
AX0301095/01	HNKNHK/HGC-TAIPTW/HGC-VC4-1000	TAIPEI	180
AXLAC0843/01	HNKNHK/HGC-LSANCA/HGC-VC4-1001	LOSANGELES	180
AXLAC0811/01	HONGKONG/HGC-TAIPEI/HGC --VC4SU003	TAIPEI	180
AX0210199/02	HNKNHK/HGC-LSANCA/HGC -VC4-1002	LOSANGELES	180
AX0211059/01	HNKNHK/HGC-LSANCA/HGC-VC4-1003	LOSANGELES	180
AX0212076/01	HNKNHK/HGC-MKTIPH/HGC-VC4-1000	MANILA	180

Schedule 1

			STM-1 EQUIVALENT TO
ITEM_NO	CIRCUIT ID	BANDWIDTH	BE PURCHASED	LOCATION A
AX0211067/03	HNKNHK/FLG-SINGSI/FLG-VC5-1001	STM-4	4.00	HONGKONG
AX0211067/04	HNKNHK/FLG-SINGSI/FLG-VC5-1000	STM-4	4.00	HONGKONG
AX0211067/01	HNKNHK/FLG-SINGSI/FLG-VC4-1000	STM-1	1.00	HONGKONG
AX0211067/02	HNKNHK/FLG-SINGSI/FLG-VC4-1001	STM-1	1.00	HONGKONG
AXLAC0851/01	SEOUL/MCI-TOKYO/MCI --VC5SU001	STM-4	4.00	TOKYO
AXLAC0737/01	HONGKONG/MCI-TOKYO/MCI -VC5SU001	STM-4	4.00	HONGKONG
AXLAC0738/01	TAIPEI/MCI-TOKYO/MCI --VC5SU001	STM-4	4.00	TOKYO
AXLAC0005/01	HONGKONG/NWT-TAIPEI?NWT--VC4SU001	STM-1	1.00	HONGKONG
AX0212072/01	HNKNHK/CGS-SINGSI/CGS-VC4-1000	STM-1	1.00	HONGKONG
AX0310205/01	TKYOP-SEULP-CGS-IRU-VC4-0001	STM-1	1.00	TOKYO
AX0310206/01	HKNGP-TPEIP-CGS-IRU-VC4-0002	STM-1	1.00	HONGKONG
AX0301002/01	TAIPEI/UNG-HONGKONG/UNG-VC4-10	STM-1	1.00	TAIPEI
AXLAC0850/01	HONGKONG/TFN-TAIPEI/TFN --VC4SU001	STM-1	1.00	TAIPEI
AXLAC0807/01	TAIPEI/TFN-LOSANGELES/TFN --VC4SU002	STM-1	1.00	LOSANGELES
AXLAC0808/01	TAIPEI/TFN-LOSANGELES/TFN --VC4SU001	STM-1	1.00	LOSANGELES
AXLAC0809/01	TAIPEI/TFN-LOSANGELES/TFN --VC4SU003	STM-1	1.00	LOSANGELES
AXLAC0587/01	HKG/CAW-TKO/TOR VC4S003	STM-1	1.00	HONGKONG
AXLAC0588/01	HKG/CAW-TKO/TOR VC4S004	STM-1	1.00	HONGKONG
AXLAC0845/01	HKG/CAW-TKO/TOR VC4S002	STM-1	1.00	TOKYO
AXLAC0585/01	HKG/CAW-TKO/TOR VC4S001	STM-1	1.00	HONGKONG
AXLAC0854/01	AJIGAURA/KDD-SEOUL/KDD --VC4SU001	STM-1	1.00	AJIGAURA
AXLAC0852/01	AJIGAURA/KDD-HONGKONG/KDD --VC4SU001	OC-03C	1.00	AJIGAURA
AXLAC0853/01	AJIGAURA/KDD-HONGKONG/KDD --VC4SU002	OC-03C	1.00	AJIGAURA
AX0210169/01	HNKNHK/QST-TOKYJP/QST-VC5-1000	STM-4	4.00	HONGKONG
AX0403087/01	HKNGP-TKYOP-QST-IRU-VC4-0019	STM-1	1.00	HONGKONG
AX0311070/04	HKNGP-SGPEP-QST-IRU-VC4-0006	STM-1	1.00	HONGKONG
AX0311070/01	HKNGP-SGPEP-QST-IRU-VC4-0003	STM-1	1.00	HONGKONG
AX0312119/01	HONGKONG/QST-TOKYO/QST --VC4SU115	STM-1	1.00	HONGKONG
AX0311070/02	HKNGP-SGPEP-QST-IRU-VC4-0004	STM-1	1.00	HONGKONG
AX0311070/03	HKNGP-SGPEP-QST-IRU-VC4-0005	STM-1	1.00	HONGKONG
AXLAC0801/01	HONGKONG/QST-TAIPEI/QST --VC4SU102	STM-1	1.00	HONGKONG
AXLAC0803/01	HongKong/QST-LosAngeles/QST --VC6SU101	STM-16	16.00	HONGKONG
AXLAC0800/01	HONGKONG/QST-TAIPEI/QST --VC4SU101	STM-1	1.00	HONGKONG
AXLAC0763/01	HONGKONG/QST-TOKYO/QST --VC4SU111	STM-1	1.00	HONGKONG
AXLAC0760/01	HONGKONG/QST-TOKYO/QST --VC4SU107	STM-1	1.00	HONGKONG
AXLAC0756/01	HONGKONG/QST-SEATTLE/QST --VC4SU104	STM-1	1.00	HONGKONG

[Additional columns below]

[Continued from above table, first column(s) repeated]

			CONTRACT TERM
ITEM_NO	CIRCUIT ID	LOCATION Z	(NO. OF MONTHS)
AX0211067/03	HNKNHK/FLG-SINGSI/FLG-VC5-1001	SINGAPORE	180
AX0211067/04	HNKNHK/FLG-SINGSI/FLG-VC5-1000	SINGAPORE	180
AX0211067/01	HNKNHK/FLG-SINGSI/FLG-VC4-1000	SINGAPORE	180
AX0211067/02	HNKNHK/FLG-SINGSI/FLG-VC4-1001	SINGAPORE	180
AXLAC0851/01	SEOUL/MCI-TOKYO/MCI --VC5SU001	SEOUL	180
AXLAC0737/01	HONGKONG/MCI-TOKYO/MCI -VC5SU001	TOKYO	180
AXLAC0738/01	TAIPEI/MCI-TOKYO/MCI --VC5SU001	TAIPEI	180
AXLAC0005/01	HONGKONG/NWT-TAIPEI?NWT--VC4SU001	TAIPEI	180
AX0212072/01	HNKNHK/CGS-SINGSI/CGS-VC4-1000	SINGAPORE	180
AX0310205/01	TKYOP-SEULP-CGS-IRU-VC4-0001	SEOUL	180
AX0310206/01	HKNGP-TPEIP-CGS-IRU-VC4-0002	TAIPEI	180
AX0301002/01	TAIPEI/UNG-HONGKONG/UNG-VC4-10	HONGKONG	180
AXLAC0850/01	HONGKONG/TFN-TAIPEI/TFN --VC4SU001	HONGKONG	180
AXLAC0807/01	TAIPEI/TFN-LOSANGELES/TFN --VC4SU002	TAIPEI	300
AXLAC0808/01	TAIPEI/TFN-LOSANGELES/TFN --VC4SU001	TAIPEI	300
AXLAC0809/01	TAIPEI/TFN-LOSANGELES/TFN --VC4SU003	TAIPEI	300
AXLAC0587/01	HKG/CAW-TKO/TOR VC4S003	TOKYO	180
AXLAC0588/01	HKG/CAW-TKO/TOR VC4S004	TOKYO	180
AXLAC0845/01	HKG/CAW-TKO/TOR VC4S002	HONGKONG	180
AXLAC0585/01	HKG/CAW-TKO/TOR VC4S001	TOKYO	180
AXLAC0854/01	AJIGAURA/KDD-SEOUL/KDD --VC4SU001	SEOUL	180
AXLAC0852/01	AJIGAURA/KDD-HONGKONG/KDD --VC4SU001	HONGKONG	180
AXLAC0853/01	AJIGAURA/KDD-HONGKONG/KDD --VC4SU002	HONGKONG	180
AX0210169/01	HNKNHK/QST-TOKYJP/QST-VC5-1000	TOKYO	300
AX0403087/01	HKNGP-TKYOP-QST-IRU-VC4-0019	TOKYO	300
AX0311070/04	HKNGP-SGPEP-QST-IRU-VC4-0006	SINGAPORE	300
AX0311070/01	HKNGP-SGPEP-QST-IRU-VC4-0003	SINGAPORE	300
AX0312119/01	HONGKONG/QST-TOKYO/QST --VC4SU115	TOKYO	300
AX0311070/02	HKNGP-SGPEP-QST-IRU-VC4-0004	SINGAPORE	300
AX0311070/03	HKNGP-SGPEP-QST-IRU-VC4-0005	SINGAPORE	300
AXLAC0801/01	HONGKONG/QST-TAIPEI/QST --VC4SU102	TAIPEI	300
AXLAC0803/01	HongKong/QST-LosAngeles/QST --VC6SU101	LOSANGELES	300
AXLAC0800/01	HONGKONG/QST-TAIPEI/QST --VC4SU101	TAIPEI	300
AXLAC0763/01	HONGKONG/QST-TOKYO/QST --VC4SU111	TOKYO	300
AXLAC0760/01	HONGKONG/QST-TOKYO/QST --VC4SU107	TOKYO	300
AXLAC0756/01	HONGKONG/QST-SEATTLE/QST --VC4SU104	SEATTLE	300

Schedule 1

			STM-1 EQUIVALENT TO
ITEM_NO	CIRCUIT ID	BANDWIDTH	BE PURCHASED	LOCATION A
AXLAC0757/01	HONGKONG/QST-SEATTLE/QST --VC4SU105	STM-1	1.00	HONGKONG
AXLAC0758/01	HONGKONG/QST-SEATTLE/QST --VC4SU107	STM-1	1.00	HONGKONG
AXLAC0751/01	HONGKONG/QST-SEATTLE/QST --VC4SU103	STM-1	1.00	HONGKONG
AXLAC0736/01	SUNNYVALE/THR-TOKYO/THR --VC4SU001	STM-1	1.00	SEOUL
AX0304129/01	HNKNHK/CNC-ANHMCA/CNC-VC6-1000	STM-16	16.00	HONGKONG
AX0302080/01	TOKYOJP/ATT-HNKNHK/ATT-VC5-1000	STM-4	4.00	TOKYO
AX0303003/01	SINGSI/ATT-HNKNHK/ATT-VC5-1000	STM-4	4.00	SINGAPORE
AX0306005/01	HKNGP-LSAGP-NSD-IRU-VC4-0001	STM-1	1.00	HONGKONG
N/A	HNKNHK/QST-TAIPTW/QST-VC4-1000	STM1	1.00	HONGKONG
N/A	HNKNHK/QST-TAIPTW/QST-VC4-1001	STM1	1.00	HONGKONG
N/A	HONGKONG/QST-SEATTLE/QST --VC4SU101	STM1	1.00	HONGKONG
N/A	HONGKONG/QST-SEATTLE/QST --VC4SU102	STM1	1.00	HONGKONG
N/A	HONGKONG/QST-TOKYO/QST --VC4SU105	STM1	1.00	HONGKONG
N/A	HKNGP-TKYOP-QST-IRU-VC4-0018	STM1	1.00	HONGKONG
N/A	HNKNHK/QST-SINGSI/QST-VC4-1001	STM1	1.00	HONGKONG
N/A	HNKNHK/QST-SINGSI/QST-VC5-1001	STM4	4.00	HONGKONG
N/A	EACHKGCHA/WS01-EACMAKAYA/WS01 VC4S3001	STM1	1.00	HONGKONG (MEGA)
N/A	IPLHKGYIP/WS01-IPLTPEYAN/WS01 VC4S3002	STM1	1.00	HONGKONG (SINO)

			178.00

[Additional columns below]

[Continued from above table, first column(s) repeated]

			CONTRACT TERM
ITEM_NO	CIRCUIT ID	LOCATION Z	(NO. OF MONTHS)
AXLAC0757/01	HONGKONG/QST-SEATTLE/QST --VC4SU105	SEATTLE	300
AXLAC0758/01	HONGKONG/QST-SEATTLE/QST --VC4SU107	SEATTLE	300
AXLAC0751/01	HONGKONG/QST-SEATTLE/QST --VC4SU103	SEATTLE	300
AXLAC0736/01	SUNNYVALE/THR-TOKYO/THR --VC4SU001	SUNNYVALE	180
AX0304129/01	HNKNHK/CNC-ANHMCA/CNC-VC6-1000	AHAHEIM	180
AX0302080/01	TOKYOJP/ATT-HNKNHK/ATT-VC5-1000	HONGKONG	180
AX0303003/01	SINGSI/ATT-HNKNHK/ATT-VC5-1000	HONGKONG	180
AX0306005/01	HKNGP-LSAGP-NSD-IRU-VC4-0001	LOSANGELES	180
N/A	HNKNHK/QST-TAIPTW/QST-VC4-1000	TAIPEI	300
N/A	HNKNHK/QST-TAIPTW/QST-VC4-1001	TAIPEI	300
N/A	HONGKONG/QST-SEATTLE/QST --VC4SU101	SEATTLE	300
N/A	HONGKONG/QST-SEATTLE/QST --VC4SU102	SEATTLE	300
N/A	HONGKONG/QST-TOKYO/QST --VC4SU105	TOKYO	300
N/A	HKNGP-TKYOP-QST-IRU-VC4-0018	TOKYO	300
N/A	HNKNHK/QST-SINGSI/QST-VC4-1001	SINGAPORE	300
N/A	HNKNHK/QST-SINGSI/QST-VC5-1001	SINGAPORE	300
N/A	EACHKGCHA/WS01-EACMAKAYA/WS01 VC4S3001	MAKATI	180
N/A	IPLHKGYIP/WS01-IPLTPEYAN/WS01 VC4S3002	TAIPEI	180

Schedule 1

Part B
Overhang Capacity

		No. of STM-1s
Customer	Routing	CY2004
HGC	HK-Japan	3
HGC	HK-Taipei	3
HGC	HK-Singapore	1
HGC	HK-Seoul	2
HGC	Taipei-Japan	1
HGC	Seoul-Tokyo	2
HGC	HK-US West Coast (CS only)	1
HGC	HK-US West Coast (CS only)	2
HGC	HK-US West Coast (CS only)	1
HGC	HK-Sydney	1
BI Group	Not specified	2
Dacom Corp	Not specified	1
Digital Island	Not specified	1
BT	Not specified	11
KGT	TW - EAC CLS	3
Starhub	Not specified	18
Digital Telecom	Not specified	2
AT&T Corp	Tokyo - Hong Kong	4
	Tokyo - Korea	1
	Tokyo - Taiwan	1
	Hong Kong – Korea	1
	Hong Kong - Taiwan	1
	Tokyo - Singapore	3
	Hong Kong - Singapore	1
	Total	67

Note: For Overhang Capacity without specific routing information, the number of STM-1s is estimated by reference to latest IRU price of $540,000 (POP to POP) per STM-1.

Schedule 1

SCHEDULE 2
FEES

1. IRU Fee for Initial Capacity

The IRU Fee for all Segments comprising the Initial Capacity is US$16,593,872.00. The IRU Fee for all Segments comprising the Initial Capacity shall be due and payable as follows:

a)	30% within 30 days after the Effective Date for designing, planning and engineering the Initial Capacity; and

b)	the balance within 60 days after the relevant Commencement Date for such Initial Capacity.

2. IRU Fee for Overhang Capacity

The allocated IRU Fee for each Segment of the Overhang Capacity is US$93,224.00 per STM-1 equivalent allocated on a Segment by Segment basis. The allocated IRU Fee for each Segment of Overhang Capacity activated hereunder shall be due and payable as follows:

a)	30% within 30 days after after the relevant Notification Date for designing, planning and engineering such Segment of Overhang Capacity; and

b)	the balance within 60 days the relevant Commencement Date for such Segment of Overhang Capacity.

C. O&M Fee

The O&M Fee shall be four percent (4%) of the total IRU Fee payable per annum for Capacity activated under this Agreement. The O&M Fee shall be invoiced quarterly in advance by EAN Network on January 1, April 1, July 1 and October 1 of each calendar year and shall be due and payable 60 days after the relevant invoice date.

Schedule 2

SCHEDULE 3
NETWORK SYSTEM DIAGRAM

Schedule 3